EXHIBIT 31.4

CERTIFICATION PURSUANT TO SECTION 302 OF THE

SARBANES-OXLEY ACT OF 2002

I, Darcy Daubaras, certify that:

1. I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K/A of HIVE Digital Technologies Ltd; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: July 29, 2026	/s/ Darcy Daubaras
Darcy Daubaras, Chief Financial Officer (Principal Financial Officer)